SUMMIT
CASH RESERVES
FUND

Financial Institutions
Series Trust



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
May 31, 1997



Officers and Trustees
Arthur Zeikel, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Carlo J. Giannini, Vice President
Kevin J. McKenna, Vice President
Joseph T. Monagle Jr., Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change



Summit Cash
Reserves Fund
Financial Institutions
Series Trust
Box 9011
Princeton, NJ
08543-9011




Summit Cash Reserves Fund                                   May 31, 1997

DEAR SHAREHOLDER

For the year ended May 31, 1997, Summit Cash Reserves Fund paid shareholders a net annualized dividend of 4.32%.* For the six-month period ended May 31, 1997, the Fund paid shareholders a net annualized dividend of 4.00%.* The Fund's 7-day yield as of May 31, 1997 was 3.41%.

The average portfolio maturity for Summit Cash Reserves Fund at May 31, 1997 was 15 days, compared to 16 days as of November 30, 1996.

The Environment
Stock and bond market turbulence increased during the six-month period ended May 31, 1997. Mounting evidence of stronger-than-expected economic growth suggested to investors that the Federal Reserve Board would make a preemptive strike to contain inflationary pressures. These concerns were heightened by statements made by Federal Reserve Board Chairman Alan Greenspan, and culminated in an increase in the Federal Funds rate of 0.25% to 5.50% on March 25. As investors became concerned that this might prove to be only the first in a series of monetary policy tightening moves, interest rates rose and stock and bond prices declined.

Following the Federal Reserve Board's action, investor sentiment fluctuated from negative to more positive, depending upon whether the latest economic data releases were perceived to suggest an overheating or moderating trend. Stock prices were given a boost following a series of strong corporate earnings reports and the likelihood that a capital gains tax cut would be part of the Federal balanced budget agreement. Nonetheless, clear-cut signs of continued low inflation and moderate economic growth, as well as no further indications of monetary policy tightening, are probably needed to bring stability to the financial markets. Another potential positive for the US financial markets would be a successful conclusion to the Federal budget agreement currently under discussion by Congress and the Clinton Administration.

During the six-month period ended May 31, 1997, Summit Cash Reserves Fund's asset base declined from approximately $372,000 to approximately $240,000. The Fund is invested in short-term US Treasury bills and US Government agency discount notes, an investment strategy we expect to continue for the foreseeable future.

The portfolio's composition at the end of the May period and as of our last report is detailed below:

-----------------------------------------------------------------------
Issue                                     5/31/97             11/30/96
-----------------------------------------------------------------------
US Government, Agency
   & Instrumentality
   Obligations - Discount                   62.5%               103.0%
Liabilities in Excess of Other Assets         --                 (3.0)
Other Assets Less Liabilities               37.5                   --
                                         -------              -------
Total                                      100.0%               100.0%
                                         =======              =======

In Conclusion
We appreciate your continued support of Summit Cash Reserves Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/CARLO J. GIANNINI
Carlo J. Giannini
Vice President and Portfolio Manager

July 1, 1997

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.





Summit Cash Reserves Fund                                                                                    May 31, 1997

SCHEDULE OF INVESTMENTS

                                                                           Face     Interest     Maturity        Value
Issue                                                                     Amount      Rate*        Date        (Note 1a)

US Government, Agency & Instrumentality Obligations -- Discount
Federal Home Loan Bank                                                   $100,000     5.40 %      6/19/97       $99,745
US Treasury Bills                                                          50,000     5.075       6/05/97        49,979
Total US Government, Agency & Instrumentality Obligations -- Discount
(Cost -- $149,724)                                                                                              149,724
Total Investments (Cost -- $149,724) -- 62.5%                                                                   149,724
Other Assets Less Liabilities -- 37.5%                                                                           90,015
                                                                                                               --------
Net Assets -- 100.0%                                                                                           $239,739
                                                                                                               ========

* Certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

  See Notes to Financial Statements.




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



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of May 31, 1997

Assets:         Investments, at value (identified cost -- $149,724*) (Notes 1a & 1e)                 $149,724
                Cash                                                                                    2,538
                Investment adviser receivable (Note 2)                                                 60,655
                Prepaid registration fees and other assets (Note 1d)                                   87,463
                                                                                                   ----------
                Total assets                                                                          300,380
                                                                                                   ----------

Liabilities:    Payables:
                Administrator (Note 2)                                                                     58
                Accrued expenses and other liabilities                                                 60,583
                                                                                                   ----------
                Total liabilities                                                                      60,641
                                                                                                   ----------

Net Assets:     Net assets                                                                           $239,739
                                                                                                   ==========

Net Assets      Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:     shares authorized                                                                     $23,974
                Paid-in capital in excess of par                                                      215,765
                                                                                                   ----------
                Net assets -- Equivalent to $1.00 per share based on 239,739 shares
                of beneficial interest outstanding                                                   $239,739
                                                                                                   ==========
                * Cost for Federal income tax purposes.

                  See Notes to Financial Statements.




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


Statement of Operations
                                                                                                      For the Year Ended
                                                                                                         May 31, 1997

Investment Income       Interest and amortization of premium and discount earned                           $608,163
(Note 1c):

Expenses:               Professional fees                                               $80,713
                        Registration fees (Note 1d)                                      46,228
                        Investment advisory fees (Note 2)                                29,925
                        Administrative fees (Note 2)                                     29,925
                        Accounting services (Note 2)                                     13,839
                        Other                                                            14,122
                                                                                      ---------
                        Total expenses before reimbursement                             214,752
                        Reimbursement of expenses (Note 2)                              (63,733)
                                                                                      ---------
                        Total expenses after reimbursement                                                  151,019
                                                                                                          ---------
                        Investment income -- net                                                            457,144
                                                                                                          ---------

Realized &              Realized loss on investments -- net                                                    (853)
Unrealized              Change in unrealized appreciation/depreciation on
Gain (Loss) on          investments -- net                                                                    2,439
Investments -- Net                                                                                        ---------
(Note 1c):              Net Increase in Net Assets Resulting from Operations                               $458,730
                                                                                                          =========

                        See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                                  For the Year Ended May 31,
                                                                                                    1997             1996

Increase (Decrease) in Net Assets:
Operations:                         Investment income -- net                                      $457,144        $3,393,414
                                    Realized gain (loss) on investments -- net                        (853)              244
                                    Change in unrealized appreciation/depreciation on
                                    investments -- net                                               2,439           (75,867)
                                                                                              ------------      ------------
                                    Net increase in net assets resulting from operations           458,730         3,317,791
                                                                                              ------------      ------------
Dividends &                         Investment income -- net                                      (456,291)       (3,393,414)
Distributions to                    Realized gain on investments -- net                                 --              (244)
Shareholders                                                                                  ------------      ------------
(Note 1f):                          Net decrease in net assets resulting from dividends and
                                    distributions to shareholders                                 (456,291)       (3,393,658)
                                                                                              ------------      ------------
Beneficial Interest                 Net proceeds from sale of shares                            68,683,693       307,144,408
Transactions                        Net asset value of shares issued to shareholders in
(Note 3):                           reinvestment of dividends and distributions (Note 1f)          451,377         3,383,655
                                                                                              ------------      ------------
                                                                                                69,135,070       310,528,063
                                    Cost of shares redeemed                                   (103,762,576)     (364,706,205)
                                                                                              ------------      ------------
                                    Net decrease in net assets derived from beneficial
                                    interest transactions                                      (34,627,506)      (54,178,142)
                                                                                              ------------      ------------

Net Assets:                         Total decrease in net assets                               (34,625,067)      (54,254,009)
                                    Beginning of year                                           34,864,806        89,118,815
                                                                                              ------------      ------------
                                    End of year                                                   $239,739       $34,864,806
                                                                                              ============      ============

                                    See Notes to Financial Statements.






Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                        For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                                     1997       1996       1995       1994       1993

Per Share                   Net asset value, beginning of year             $1.00      $1.00      $1.00      $1.00      $1.00
Operating                                                               --------   --------   --------   --------   --------
Performance:                Investment income -- net                       .0432      .0476      .0444      .0254      .0262
                            Realized and unrealized gain (loss) on
                            investments -- net                             .0001     (.0011)     .0014      .0003      .0007
                                                                        --------   --------   --------   --------   --------
                            Total from investment operations               .0433      .0465      .0458      .0257      .0269
                                                                        --------   --------   --------   --------   --------
                            Less dividends and distributions:
                            Investment income -- net                      (.0431)    (.0476)    (.0444)    (.0254)    (.0262)
                            Realized gain on investments -- net               --         --+    (.0001)    (.0003)    (.0007)
                                                                        --------   --------   --------   --------   --------
                            Total dividends and distributions             (.0431)    (.0476)    (.0445)    (.0257)    (.0269)
                                                                        --------   --------   --------   --------   --------
                            Net asset value, end of year                   $1.00      $1.00      $1.00      $1.00      $1.00
                                                                        ========   ========   ========   ========   ========
                            Total investment return                         4.32%      4.87%      4.52%      2.57%      2.74%
                                                                        ========   ========   ========   ========   ========

Ratios to Average           Expenses, net of reimbursement                  1.38%      1.13%       .98%       .90%       .86%
Net Assets:                                                             ========   ========   ========   ========   ========
                            Expenses                                        1.97%      1.13%       .98%       .90%       .86%
                                                                        ========   ========   ========   ========   ========
                            Investment income and realized gain on
                            investments -- net                              4.18%      4.83%      4.35%      2.54%      2.72%
                                                                        ========   ========   ========   ========   ========
Supplemental                Net assets, end of year (in thousands)          $240    $34,865    $89,119   $135,301   $156,677
Data:                                                                   ========   ========   ========   ========   ========

                            + Amount is less than $.0001 per share.

                            See Notes to Financial Statements.




Summit Cash Reserves Fund                                 May 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Summit Cash Reserves Fund (the "Fund") is a separate fund offering a separate class of shares of Financial Institutions Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which comprises a series of separate portfolios offering a separate class of shares to selected groups of purchasers. The Fund is currently the only operating series of the Trust. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The money market securities in which the Fund invests are traded primarily in the over-the-counter markets. Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements -- The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(f) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory and Administrative
Agreements:
The Fund has entered into an Investment Advisory Agreement and an Administrative Agreement with Fund Asset Management, L.P. ("FAM" or the "Investment Adviser") and has entered into an Administrative Agreement with Broadcort Capital Corporation (the "Administrator"), a subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities and equipment to provide such services to the Fund. For such services, the Investment Adviser receives a fee from the Fund at the end of each month at the annual rate of 0.275% of the average daily net assets of the Fund not exceeding $500 million, and at the annual rate of 0.25% of average daily net assets in excess of $500 million. For the year ended May 31, 1997, FAM earned fees of $29,925, all of which were waived. FAM also reimbursed the Fund for additional expenses of $33,808. FAM and Broadcort each provide certain administrative services to the Fund pursuant to their respective Administrative Agreements. Pursuant to these Agreements, Broadcort receives fees at the same rate as FAM's management fee with respect to assets Broadcort has introduced to the Fund. FAM receives an identical fee based on the other assets of the Fund.

Merrill Lynch Funds Distributor, Inc. ("MLFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Distributor of the shares of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFD, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At May 31, 1997, the Fund had a net capital loss carryforward of approximately $6,000, of which $5,000 expires in 2004 and $1,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Summit Cash Reserves Fund of Financial
Institutions Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Summit Cash Reserves Fund of Financial Institutions Series Trust as of May 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Summit Cash Reserves Fund of Financial Institutions Series Trust as of May 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 1, 1997